UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011

TOWER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	000-25287	35-2051170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 East Berry Street, Fort Wayne, Indiana 46802
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (260) 427-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

During the third quarter of 2011, at the direction of the Audit Committee of the Board of Directors, management of Tower Financial Corporation (“Company”) conducted a review of several independent registered public accounting firms regarding the audit of the Company’s financial statements for the year ending December 31, 2012.  On December 6, 2011, based upon the recommendation of the Audit Committee and management, the Company’s Board of Directors authorized management to replace the Company’s current outside auditors, Crowe Horwath LLP (“Crowe”), with BKD LLC (“BKD”) beginning with the audit of the Company’s financial statements for the fiscal year ended December 31, 2012, subject to such firm’s completion of its internal approval process and acceptance of appointment.

On December 7, 2011, Crowe was notified in a telephone conversation with management of the Company that such firm would not be retained as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012.  However, Crowe is engaged to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2011.

Crowe’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2010 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2009 and 2010 and through December 7, 2011 there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.  During the fiscal years ended December 31, 2009 and 2010 and through December 7, 2011, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.  The Company has requested that Crowe furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated December 8, 2011, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of new independent registered public accounting firm

On December 6, 2011, based upon the recommendation of the Audit Committee and management, the Company’s Board of Directors authorized management to replace the Company’s current outside auditors, Crowe Horwath LLP (“Crowe”), with BKD LLC (“BKD”) beginning with the audit of the Company’s financial statements and 401k Plan for the fiscal year ended December 31, 2012, subject to such firm’s completion of its internal approval process and acceptance of appointment.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2010 and through December 7, 2011, neither the Company nor anyone on its behalf has consulted with BKD regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.)

Item 9.01 Financial Statement and Exhibits

16.1	Letter from Crowe Horwath LLP dated December 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2011

TOWER FINANCIAL CORPORATION

	By:	/s/ Michael D. Cahill
Michael D. Cahill, Chief Executive Officer
Tower Financial Corporation